SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     May 22, 2001
                                                 ---------------------------

                          Media Communications Group, Inc.

               [Exact Name of Registrant as Specified in Charter]

            Delaware                001-15977                    13-4051167

[State or Other Jurisdiction    [Commission File               [IRS Employer
of Incorporation]                   Number]                 Identification No.]

6001 Power Line Road, Fort Lauderdale, Florida       33309

[Address of Principal Executive Offices]             [Zip Code]

Registrant's telephone number, including area code     954-351-9833


                     3840 DICKERSON ROAD NASHVILLE, TN 37210

          [Former Name or Former Address if Changes Since Last Report]

Item 1.  Change in Control of Registrant

     A purchasing group led by A.J. Nassar acquired 21,900,000 shares of the common stock of the Company to become the owner of approximately 40% of the issued and outstanding common stock of the Company pursuant to an agreement including the merger of Floor Decor, Inc., a Florida corporation, into a newly formed wholly owned subsidiary of the Company. See Exhibit A attached to this
                                                    ---------
filing for a copy of the Share Sale and Merger Agreement (the "Merger Agreement"). The substantial majority of these acquired shares are owned by Mr. Nassar and an affiliated family member and a family limited partnership as well as Edward Kenny, a long-time business associate of Mr. Nassar. Both Mr. Nassar and Mr. Kenny have had an excess of 45 years of combined experience in the flooring industry.

Item 2.  Acquisition of Assets

     Pursuant to the Merger Agreement, the Company acquired the assets and operating business of Floor Decor, Inc. of Fort Lauderdale, Florida, a "big box" concept with significant lines of flooring products in retail, builder and commercial distribution. The superstore concept is focused on middle to high end price categories featuring extensive inventory including several thousand area rugs and millions of square feet of wood laminates, tile and carpet, housed in a single, expansive facility. The goal of Floor Decor is to combine this "big box" concept with an aggressive acquisition strategy of the top flooring contractors supplying the homebuilder trade. The Company intends to deliver both high volume and service at a very competitive pricing while delivering significant value to shareholders.

Item 5.  Other Events

     In connection with the Merger Agreement, the following officers and directors were appointed to serve:

     Officers and Directors:
     ----------------------

1.     Alvin J. Nassar          Chairman, CEO, Vice President
                                Secretary, Treasurer, Director

2.     Ed P. Kenny              President, Director

3.     H. Frank Lahage          Director

4.     Michael McConvery        CFO, Director

5.     Matthew G. Sailor        V.P. of Sales, Director

6.     David Vella              Director

7.     Paul Renn                Director

Item 6.  Resignation of Registrant's Directors.

     (a) The following directors have resigned from the board of directors of the Company effective May 22, 2001, as a result of the Merger Agreement and not as a result of any dispute of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices:

                               Jonathan Landers

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

     (a) Required financial statements related to the acquisition of FloorDecor, Inc., as well as pro-forma financial statements will be filed by an amendment within 60 days from the date of this filing.

                            Intentionally Left Blank

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDIA COMMUNICATIONS GROUP, INC.


Date:     May 22, 2001                     By:  /s/A.J. Nassar
                                              -----------------------------
                                              [Signature]

                                           A.J. Nassar, Chairman, Vice President
                                           -------------------------------------
                                           [Please Print Name and Title]

                                   ARTICLES OF MERGER
                                           OF
                                    FLOOR DECOR, INC.
                          (TERMINATING DOMESTIC CORPORATION)

                                           AND
                                  MEDIA FLOORING, INC.
                           (SURVIVING DOMESTIC CORPORATION)

TO:  Secretary of State
     State of Florida

     The following articles of merger are being submitted in accordance with section(s) 607.1109, Florida Statutes. Annexed hereto and made a part hereof is the Plan of Merger for merging Floor Decor, Inc. (Terminating Domestic Corporation) with and into Media Flooring, Inc. (Surviving Domestic Corporation) as approved and adopted at a meeting by resolution of the Board of Directors of each Company.

     FIRST: The exact name, street address of its principal office, jurisdiction, and entity type for each merging party are as follows:

     Name and Street Address                    Jurisdiction  Entity Type
     -----------------------                    ------------  -----------

     Floor Decor, Inc.                          Florida       profit corporation
     6001 Powerline Road, Ft. Lauderdale,
     FL 33309

     Florida Document/Registration Number:
                    P 000 000 65050 FEI Number: 65-102-7883

     SECOND: The exact name, street address of its principal office, jurisdiction, and entity type of the surviving party are as follows:

     Name and Street Address                    Jurisdiction  Entity Type
     -----------------------                    ------------  -----------

     Media Flooring, Inc.                       Florida       profit corporation
     6001 Powerline Road, Ft. Lauderdale,
     FL 33309

     Florida Document/Registration Number: P 01 0000 49786
     FE1 Number: (being applied for)

     THIRD: Media Flooring, Inc. will continue its existence as the surviving corporation under its present name pursuant to the provisions of the Florida Business Corporation Act.

     FOURTH: The attached Plan of Merger meets the requirements of section(s) 607.1108, Florida Statutes, and was approved by each domestic corporation that is a party to the merger in accordance with Chapter(s) 607, 617, Florida Statutes. If applicable, the attached Plan of Merger was approved by the other business entity(ies) that is/are party(ies) to the merger in accordance with the respective laws of all applicable jurisdictions.

     FIFTH: If applicable, the surviving entity has obtained the written consent of each shareholder, member or person that as a result of the merger is now a general partner of the surviving entity pursuant to section(s) 607.1108(5), Florida Statutes.

     SIXTH: The merger is permitted under the respective laws of all applicable jurisdictions and is not prohibited by the agreement, by-laws, or articles of any corporation that is a party to the merger.

     SEVENTH: The merger shall become effective as of:

              The date the Articles of Merger are filed with Florida Department of State.

     EIGHTH: The Articles of Merger comply and were executed in accordance with the laws of the State of Florida.

     NINTH:   SIGNATURE(S) FOR EACH PARTY:

Dated: May 21, 2001                         FLOOR DECOR, INC.


                                            By: /s/ A. J. Nassar
                                                -----------------------------
                                                  A. J. Nassar, President

                                            MEDIA FLOORING, INC.


                                            By: /s/ Jonathan Landers
                                                -----------------------------
                                            Jonathan Landers, its President


                                            JONATHAN LANDERS
                                            ---------------------------------
                                            [PLEASE PRINT NAME]

                                  PLAN OF MERGER

     PLAN OF MERGER adopted by Floor Decor, Inc. (Terminating Domestic Corporation),a business corporation organized under the laws of the State of Florida, by resolution of its Board of Directors on May 18, 2001, and by Media Flooring, Inc. (Surviving Domestic Corporation), a business corporation organized under the laws of the State of Florida, by resolution of its Board of Directors on May 18, 2001.

     The names of the corporations planning to merge are Floor Decor, Inc. (Terminating Domestic Corporation), a business corporation organized under the laws of the State of Florida, and Media Flooring, Inc. (Surviving Domestic Corporation), a business corporation organized under the laws of the State of Florida. The name of the surviving corporation into which Floor Decor, Inc. (Terminating Domestic Corporation) plans to merge is Media Flooring, Inc. (Surviving Domestic Corporation).

     The following plan of merger, which was adopted and approved by each party to the merger in accordance with section(s) 607.1107 is being submitted in accordance with section(s) 607.1108, Florida Statutes.

     FIRST: The exact name and jurisdiction of each merging party are as follows:

     Name                              Jurisdiction
     ----                              ------------

     Floor Decor, Inc.                    Florida

     SECOND: The exact name and jurisdiction of the surviving party are as follows:

     Name                              Jurisdiction
     ----                              ------------

     Media Flooring, Inc.                 Florida

     THIRD:   The terms and conditions of the merger are as follows:

     1. The Articles of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Florida Business Corporation Act.

     2. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Florida Business Corporation Act.

     3. The directors and officers in office of the surviving corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective offices until the election and qualification of their successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     All liabilities of the merging company shall become the responsibility of the surviving company.

     FOURTH:

     A. The manner and basis of converting the interests, shares, obligations or other securities of each merged party into the interests, shares, obligations or other securities of the survivor, in whole or in part, into cash or other property are as follows:

         Each issued share of the terminating corporation shall, at the effective time of the merger, be canceled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

         The shareholders of the terminating corporation shall receive, in the aggregate, 21,900,000 shares of Media Communications Group, Inc., the parent of the surviving corporation.

     Dated: May 21, 2001.


                                            FLOOR DECOR, INC.

                                            By: /s/ A. J. Nassar
                                                -----------------------------
                                                  A. J. Nassar, President

                                            MEDIA FLOORING, INC.


                                            By: /s/ Jonathan Landers
                                                -----------------------------
                                            Jonathan Landers, its President


                                            JONATHAN LANDERS
                                            ---------------------------------
                                            [PLEASE PRINT NAME]

                         SHARE SALE AND MERGER AGREEMENT


                            Dated as of May 21, 2001


                                  By and Among


                        MEDIA COMMUNICATIONS GROUP, INC.;

                              MEDIA FLOORING, INC.

                                       and

                                FLOOR DECOR, INC.

                                       and

                      THE SHAREHOLDERS OF FLOOR DECOR, INC.

Page (i)


                                TABLE OF CONTENTS
                                -----------------


ARTICLE I
     DEFINITIONS                                                               1
     -----------
              1.     Definitions                                               1
                     -----------

ARTICLE II
     TRANSFER AND ISSUANCE OF STOCK                                            3
     ------------------------------
              2.1     Merger Agreement                                         3
                      ----------------
              2.2     Contribution                                             4
                      -------------
              2.3     The Closing                                              4
                      -----------
ARTICLE III
     REPRESENTATIONS OF THE SIGNIFICANT SHAREHOLDER                            4
     ----------------------------------------------
              3.1     Existence and Good Standing                              4
                      ---------------------------
              3.2     Capital Stock                                            4
                      -------------
              3.3     Options and Warrants                                     5
                      --------------------
              3.4     Due Authorization; Enforceability                        5
                      ---------------------------------
              3.5     Subsidiaries                                             6
                      ------------
              3.7     Financial Statements and No Material Changes             6
                      --------------------------------------------
              3.8     Books and Records                                        6
                      -----------------
              3.9     Title to Properties                                      7
                      -------------------
              3.10    Status of MCGI                                           7
                      --------------
              3.11    Material Contracts                                       7
                      ------------------
              3.12    Consents and Approvals; No Violations                    7
                      -------------------------------------
              3.13    Litigation                                               8
                      ----------
              3.14    Taxes                                                    8
                      -----
              3.15    Liabilities                                              8
                      -----------
              3.16    Insurance                                                8
                      ---------
              3.17    Compliance with Laws                                     8
                      --------------------
              3.18    Disclosure                                               9
                      ----------
              3.19    Brokers or Finders Fees                                  9
                      -------------------------

ARTICLE IV
     REPRESENTATIONS OF FLOOR DECOR                                            9
     ------------------------------
              4.1     Existence and Good Standing of FD; Power and Authority   9
                      ------------------------------------------------------
              4.2     Consents and Approvals; No Violations                    9
                      -------------------------------------
              4.3     Purchase for Investment.                                10
                      -----------------------
              4.4     Brokers or Finders Fees                                 10
                      -------------------------
              4.5     Financial Statements and No Material Changes            10
                      --------------------------------------------
              4.6     Books and Records                                       11
                      -----------------
              4.7     Owned Real Property; Leases Records                     11
                      -----------------------------------
              4.8     Litigation                                              11
                      ----------

Page (ii)

              4.9     Taxes                                                   11
                      -----
              4.10    Insurance                                               12
                      ---------
              4.11    Subsidiaries                                            12
                      ------------
              4.12    Restrictions in Business Activities                     12
                      -----------------------------------
              4.13    Compliance with Laws                                    12
                      --------------------
              4.14    Binding Agreements: No Default                          12
                      ------------------------------

ARTICLE V
      SPECIAL PROVISIONS                                                      12
      ------------------
              5.1     Securities Law Matters                                  12

ARTICLE VI
     OPEN SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION                        13
     -------------------------------------------------
              6.1     Indemnification                                         13
                      ---------------
              6.2     Third Party Claims                                      14
                      ------------------

ARTICLE VII
     ARBITRATION                                                              14
     -----------
              7.1     Nature of the Dispute                                   14
                      ---------------------
              7.2     Rules of Arbitration                                    15
                      --------------------
              7.3     Arbitration Procedure                                   15
                      ---------------------
              7.4     Location; Language                                      15
                      ------------------
              7.5     Binding Decision and Award                              15
                      --------------------------

ARTICLE VIII
     MISCELLANEOUS                                                            15
     -------------
              8.1     Expenses                                                15
                      --------
              8.2     Governing Law                                           15
                      -------------
              8.3     Publicity                                               15
                      ---------
              8.4     Notices                                                 16
                      -------
              8.5     Parties in Interest                                     17
                      -------------------
              8.6     Counterparts                                            17
                      ------------
              8.7     Entire Agreement                                        17
                      ----------------
              8.8     Amendments                                              17
                      ----------
              8.9     Severability                                            17
                      ------------
              8.10    Third Party Beneficiaries                               17
                      -------------------------
              8.11    Facsimile Signatures                                    17
                      --------------------

Page (iii)

                                  LIST OF SCHEDULES
                                  -----------------

Schedule A             -     Floor Decor Shareholder Allocation
Schedule 3.4(b)(1)     -     Current Directors and Officers (Pre-Closing)
Schedule 3.4(b)(2)     -     New Directors and Officers (Post Closing)
Schedule 3.16          -     List of Insurance Coverages of Company
Schedule 4.5           -     Financial Statements of Floor Decor
Schedule 4.10          -     List of F.D. Insurance Coverages

                        SHARE SALE AND MERGER AGREEMENT

     SHARE SALE AND MERGER AGREEMENT ("this Agreement") dated as of May 21, 2001, by and among:

     (a) Media Communications Group, Inc, a Delaware corporation, (the "MCGI or the "Company"),

     (b) Jonathan Landers for himself and his nominees (the "Significant Shareholder"), and

     (c) Media Flooring, Inc., a wholly owned subsidiary of MCGI, a Florida corporation ("MF" or the "MF Subsidiary" or "MF Sub"); and

     (d) Floor Decor, Inc. a Delaware corporation ("FD" or "Purchaser") and its respective shareholders (the "FD Shareholders").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, MCGI is a public company with authorized shares of 100,000,000 shares of its common stock of which 54,236,664 shares are currently issued and outstanding; and

     WHEREAS, MF Subsidiary is a wholly owned subsidiary of MCGI; and

     WHEREAS, the parties desire that MCGI and MF Subsidiary enter into a transaction with FD which will result in a merger (the "Merger") of FD with and into MF Subsidiary, which shall be the surviving corporation; and

     WHEREAS, MCGI and MF Sub have determined that it is in the best interest of MCGI, MF Sub and their shareholders that this transaction take place; and

     WHEREAS, FD and its shareholders have also determined that it is in their best interest that this transaction take place,


     NOW, THEREFORE, IT IS AGREED:

                                      ARTICLE I
                                     DEFINITIONS
                                     -----------

     1.    "Definitions".  When used in this Agreement, the following terms
           -------------
shall have the respective meanings specified therefor below (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

           "Affiliate" shall mean, with respect to any person, (i) any other
           ----------
person directly or indirectly controlling, controlled by, or under common control with such specified Person, and (ii) the spouse, siblings, parent, child or other immediate family member of such specified Person. For the purposes of this definition, control (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, by agreement or otherwise.


           "Closing" shall have the meaning assigned to such term in Section
           ---------
2.3.

           "Closing Date" shall have the meaning assigned to such term in
           --------------
Section 2.3.

           "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ------
time to time and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

           "Company" shall have the meaning assigned to such term in the
           --------
preamble to this Agreement.

           "Company Property" shall mean any real property and improvements
           ------------------
owned (directly, indirectly, or beneficially), leased, used, operated or occupied by MCGI and its subsidiaries.

           "Condition" of any Person shall mean the business, properties,
           -----------
assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of such Person.

           "Significant Shareholder" shall have the meaning assigned to such
           -------------------------
term in the preamble to this Agreement.

           "Dispute" shall have the meaning assigned to such term in Section
           ---------
8.1.

           "Indemnified Party" shall have the meaning assigned to such term in
           -------------------
Section 6.3.

           "Indemnifying Party" shall have the meaning assigned to such term in
           --------------------
Section 6.3.

           "Liens" shall mean liens, security interests, options, rights of
           -------
first refusal, easements, mortgages, charges, indentures, deeds of trust, rights of way, restrictions on the use of real property, encroachments, licenses to third parties, leases to third parties, security agreements, or any other encumbrances and other restrictions or limitations on use of real or personal property or irregularities in title thereto.

           "Loss" shall have the meaning assigned to such term in Section 6.1.
           ------

           "Merger Transaction" shall have the meaning set forth in Section 2.1.
           -------------------

           "Person" shall mean and include an individual, a partnership, a joint
           --------
venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organization and a government or any department or agency thereof.


           "Purchaser Indemnified Party" shall have the meaning assigned to such
           -----------------------------
term in Section 6.2.

           "SEC Filings" means all documents, including 10K's, 10Q's, 8K's, and
           -------------
Information Statements filed by MCGI with the Securities Exchange Commission.

           "Shares" shall mean the 21,900,000 shares being issued to the FD
           --------
Shareholders pursuant to Section 2.1.

           "Subsidiary" means the wholly-owned subsidiary in the process of
           ------------
being formed for the purposes of concluding the Merger Transaction.

           "Taxes" means all taxes, assessments, charges, duties, fees, levies
           -------
or other governmental charges, including, without limitation, all income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, value added, withholding and other taxes, assessments, charges, duties, import, export or other custom duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

                                   ARTICLE II
                         TRANSFER AND ISSUANCE OF STOCK
                         ------------------------------

     2.1     Merger Agreement.  Subject to the terms and conditions of this
             ----------------
Agreement, the parties agree to merge FD with and into MF Subsidiary (the "Merger") which shall be accomplished in the manner described below and in the accompanying Articles and Plan of Merger annexed hereto as Exhibit 2.1. (the
                                                           -----------
"Merger Transaction").

          (a)   Merger of FD and MF Subsidiary.  Upon the Closing (as defined
                ------------------------------
below), FD shall be merged with and into MF Subsidiary, with MF Subsidiary being the surviving institution, in accordance with the Plan of Merger by and among

FD, MCGI and MF Subsidiary, substantially in the form attached hereto as Exhibit
                                                                         -------
2.1 (the "Plan of Merger").  The Plan of Merger provides for the terms of the
---
Merger and the manner of carrying it into effect. The terms and conditions of the Plan of Merger are incorporated herein and made a part hereof. The parties intend that this Agreement and the Plan of Merger shall constitute a plan of reorganization and tax free exchange of the type described in Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986 as amended (the "Code") as it is the intention of the parties that the transactions contemplated hereby, including the issuance of the MGCI Common Stock Shares being received by the FD Shareholders in connection with Merger Transaction qualify as a reorganization within the meaning of Section 368(a) of the Code.

          (b)   Conversion of FD Common Stock and Issuance of MCGI Common Stock.
                ---------------------------------------------------------------
Subject to the provisions herein and the Plan of Merger, at the Closing, all of the outstanding shares of common stock, no par value per share, of FD ("FD Common Stock") shall be converted into, and the FD Shareholders shall receive Twenty-One Million Nine Hundred Thousand (21,900,000) shares of common stock, $.001 par value per share, of MCGI ("MCGI Common Stock"). Each FD Shareholder of FD Common Stock will receive the number of shares of MCGI in consideration set forth opposite his or her name, respectively, as described on Schedule A
                                                                  ----------
hereto.

     2.2     Contribution.  In consideration of the Shares of stock of MCGI to
             ------------
be issued to the FD Shareholders, the FD Shareholders agree to cause the merger of FD into MF Sub, which will be the surviving entity as contemplated by the Merger Transaction. The MF Sub will then change its name to Floor Decor Holdings, Inc or similar.

     2.3     The Closing.  The closing shall take place simultaneously with the
             -----------
execution hereof (the "Closing") such that the effective closing date shall be the date written above (the Closing Date ).

                                   ARTICLE III
                  REPRESENTATIONS OF THE SIGNIFICANT SHAREHOLDER
                  ----------------------------------------------

     3.     Representations of the Significant Shareholder and Company.
            ----------------------------------------------------------
Representations of the Significant Shareholder and Company. The Significant Shareholder and MCGI, jointly and severally, represent and warrant as follows:

     3.1     Existence and Good Standing.  MCGI is a corporation duly organized,
             ---------------------------
validly existing and in good standing under the laws of the State of Delaware. MCGI has the power to own its property and to carry on its business as now being conducted. MCGI is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of the properties owned, leased or operated by MCGI or the nature of the business conducted by MCGI makes such qualification necessary, except for such jurisdictions where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on the Condition of MCGI.

     3.2     Capital Stock.  MCGI has an authorized capitalization consisting of
             -------------
100,000,000 common shares, with .001 par value, of which no more than 54,236,664 shares are issued and are outstanding at Closing and there is no treasury stock that has been redeemed by MCGI. MCGI does not have any other class of capital stock authorized or issued. All outstanding Company shares of capital stock of MCGI have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to, nor were they issued in violation of, any preemptive rights. Of the total of 54,236,664 Shares of Stock, 32,336,664 are fully registered free trading Shares without any restrictions under the applicable security laws, including Rule 144.

     3.3     Options and Warrants.  There are no outstanding or authorized
             --------------------
options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments contingent or otherwise, relating to the capital stock of MCGI, pursuant to which MCGI is or may become obligated to issue or purchase shares of the capital stock of MCGI or any securities convertible into, exchanged for, or evidencing the right to subscribe for, any shares of the capital stock of MCGI (the "Company Options" and the "Company Warrants"). MCGI has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible or exchangeable into or exercisable for securities having the right to vote) with the stockholders of MCGI or any of its subsidiaries on any matter.

     3.4     Due Authorization; Enforceability.
             ---------------------------------

            (a) The Significant Shareholder and MCGI have the requisite corporate power and authority to execute and deliver this Agreement and to perform their obligations hereunder. The execution and delivery of this Agreement by each of the Significant Shareholder and MCGI and the performance of their obligation hereunder have been duly authorized and approved by them and no other corporate or shareholder action on the part of each of the Significant Shareholder and MCGI is necessary to authorize the execution delivery and performance of this Agreement by each of the Significant Shareholder and MCGI. This Agreement has been duly executed and delivered by each of the Significant Shareholder and MCGI and, upon due execution of this Agreement and by each party hereto, is a valid and binding obligation of the Significant Shareholder and MCGI, enforceable against each of it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting the enforceability of creditors rights generally and by general equitable principles.

          (b) The Board of Directors has determined that it is in the best interests of MCGI to consummate the transactions, contemplated by this Agreement, including but not limited to the Merger Transaction, resignation of the current directors and appointment of new directors. The individuals listed on the Schedule 3.4(b)(2) annexed hereto constitute the current Board of
       -----------------
Directors and the current officers of MCGI, each individual holds the position listed opposite their name. Upon consummation of the closing hereunder, the current board of directors shall all resign and the individuals listed as the new directors on Schedule 3.4(b)(2) shall be appointed to the board.
                 ------------------

          (c) The transfer and issuance, as appropriate, of the Shares pursuant to Sections 2.1 above will vest in the FD Shareholders, valid title thereto, free and clear of any and all Liens or other adverse claims and also provide them with full voting rights with respect to such Shares The Shares, upon transfer to and issuance and delivery to the FD Shareholders, will be duly authorized and validly issued, fully paid and nonassessable and shall not be subject to or issued in violation of any preemptive rights.

     3.5     Subsidiaries.  MCGI owns all of the outstanding capital stock of
             ------------
the MF Subsidiary being formed in connection with the Merger Transaction.

     3.6     SEC Filings.  All SEC Filings through the date hereof (the "SEC
             -----------
Filings") are accurate, complete and in compliance with applicable federal regulations.

     3.7     Financial Statements and No Material Changes.
             --------------------------------------------

          (a) Accompanying the Company's SEC filings are true and correct financial statements, including the balance sheets of MCGI as December 31, 1999, and December 31, 2000, and the related consolidated statements of income, and cash flows for the year and the quarter-annual periods then ended and certified as set forth therein (the "Financial Statements"). Such Financial Statements, including the footnotes thereto, except as indicated therein, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated.

          (b) The Financial Statements fairly presents, in all material respects, the financial condition of MCGI and its subsidiaries at the dates thereof and, except as indicated therein, reflects all claims against and all debts and liabilities of MCGI and its subsidiaries, fixed or contingent, as at the date thereof and the related statements of income, and cash flows fairly present, the results of the operations of MCGI and its Subsidiaries and the changes in their financial position for the period indicated.

          (c) Since the date of the most recently filed balance sheet (the "Balance Sheet Date") there has been (x) no material adverse change in the Condition, of MCGI or its Subsidiary and (y) no change in the Condition of MCGI or its Subsidiary except in the ordinary course of business; and, to the best knowledge of Significant Shareholder, no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

     3.8     Books and Records.  The respective minute books of MCGI, as
             -----------------
previously made available to FD and its representatives, contain accurate records of all meetings of, and corporate action taken by (including action taken by written consent) the respective shareholders and Boards of Directors of MCGI. MCGI does not have any records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of MCGI.

     3.9     Title to Properties.  The Company neither owns or leases any
             -------------------
personal or real property.

     3.10    Status of MCGI.  Except as set forth in the Company's SEC filings,
             --------------
MCGI has not conducted any business, incurred any indebtedness, liability or obligation, entered into any contract or arrangement, made any commitment or engaged in any activity prior to the Closing Date other than in the ordinary course of business.

     3.11    Material Contracts.  At Closing, there are no material contracts
             ------------------
affecting MCGI and as of the Closing there are no agreements of any kind with any continuing liability or obligation to MCGI.

     3.12    Consents and Approvals; No Violations.  The execution and delivery
             -------------------------------------
of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under any contract or agreement of the Company.

          (a) The execution and delivery of this Agreement by MCGI and the consummation by MCGI of the transactions contemplated hereby will not: (1) violate any provision of the certificate of incorporation or by-laws (or other similar organizational documents) of MCGI or any of MCGI's subsidiaries; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to MCGI or any of MCGI's subsidiaries or by which any of their respective properties or assets may be bound; (3) require MCGI or any of MCGI's subsidiaries to make or obtain any filing with or permit, consent or approval of or give any notice to, any governmental or regulatory body, agency or authority (except for required filings with the SEC); or (4) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any lien upon any of the properties or assets of MCGI or any of MCGI's subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which MCGI or any of MCGI's subsidiaries is a party, or by which MCGI or any of MCGI's subsidiaries or any of their respective properties or assets is bound except in the case of clauses (3) and (4) above, for such violations, filings, permits, consents, approvals, notices, breaches or conflicts which would not have a material adverse effect on (i) the Condition of the Company and its subsidiaries, taken as a whole, or (ii) the ability of MCGI to consummate the transactions contemplated hereby or to perform its obligations hereunder.

     3.13     Litigation.  There is no action, suit, proceeding at law or in
              ----------
equity, arbitration or administrative or other proceeding by or before any governmental or other instrumentality or agency, pending, threatened, against or affecting MCGI, or any of its properties or rights which would in any way adversely affect the right or ability of MCGI or any of its subsidiaries to carry on business, or to own any assets, or which would materially adversely affect the Condition of MCGI. Neither the Significant Shareholder nor MCGI know of any valid basis for any such action, proceeding or investigation. MCGI is not subject to any judgment, order or decree entered in any lawsuit or proceeding which would have a material adverse effect on the Condition of MCGI.

     3.14     Taxes.
              -----

          (a)     Tax Returns.  MCGI has timely filed or caused to be timely
                  -----------
filed with the appropriate taxing authorities all returns, statements, forms and reports for Taxes ("Returns") that are required to be filed by, or with respect to MCGI on or prior to the Closing Date. Such Returns have accurately reflected and will accurately reflect all liabilities for Taxes of MCGI and of each of MCGI for the periods covered thereby.

          (b)     Payment of Taxes.  All Taxes and Tax liabilities of MCGI and
                  ----------------
of each of MCGI's subsidiaries for all taxable years or periods that end on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date ("Pre-Closing Period") have been timely paid or accrued and adequately disclosed and fully provided for on the books and records of MCGI.

          (c) All Taxes which any of MCGI is (or was) required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

     3.15     Liabilities.  As of the Closing, neither MCGI nor any of its
              -----------
subsidiaries has any outstanding claims, liabilities or indebtedness, contingent or otherwise (the "Liabilities") and the note payable reflected on the financial statement shall be satisfied.

     3.16     Insurance.  MCGI does not maintain any insurance policies.
              ---------

     3.17     Compliance with Laws.  MCGI is in compliance in all material
              --------------------
respects with all applicable laws, statutes, ordinances, regulations, orders, judgments and decrees of any government or political subdivision thereof, whether domestic or foreign, or any agency or instrumentality thereof, or any court or arbitrator, and has not received any notice that any violation of the foregoing is being or may be alleged.

     3.18     Disclosure.  The SEC filings and Financial Statements (including
              ----------
the footnotes thereto) referred to in this Agreement, any Schedule or certificate attached hereto or delivered pursuant to this Agreement or any document or statement in writing which has been supplied by or on behalf of MCGI in connection with the transactions contemplated by this Agreement contains no untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Significant Shareholder or MCGI, which would materially adversely affect the Condition of MCGI or its subsidiary which has not been set forth in this Agreement, SEC Filings or the Financial Statements, any Schedule or certificate attached thereto or delivered pursuant to this Agreement or any document or statement in writing which has been supplied by or on behalf of the Significant Shareholder, or by any of MCGI's directors or officers in connection with the transactions contemplated by this Agreement.

     3.19     Brokers' or Finders' Fees.  No agent, broker, person or firm
              -------------------------
acting on behalf of either the Significant Shareholder or MCGI, is, or will be, entitled to any commission or brokers' or finders' fees from any of the parties hereto, or from any Affiliate of any of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                         REPRESENTATIONS OF FLOOR DECOR
                         ------------------------------

     4.     Representations of FD Shareholders.  The FD Shareholders represent,
            ----------------------------------
warrant and agree as follows:

     4.1     Existence and Good Standing of FD; Power and Authority.  FD is a
             ------------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Florida. FD has the power and authority to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly authorized and approved by all required corporate action of FD. This Agreement has been duly executed and delivered by FD and, assuming the due execution and delivery hereof, this Agreement constitutes a valid and binding obligation of FD, enforceable against FD in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting the enforcement of creditors rights generally and to general equitable principles.

     4.2     Consents and Approvals; No Violations.  The execution and delivery
             -------------------------------------
of this Agreement by FD and the consummation by FD of the transactions contemplated hereby will not: (1) violate any provision of its articles or regulations; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to FD or by which any of its properties or assets may be bound; (3) require FD to make or obtain any filing with or permit, consent or approval of or give any notice to, any governmental or regulatory body, agency or authority except for required SEC filings; (4) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which FD is a party, or by which any of its properties or assets is bound except in the case of clauses (3) and (4) above for such violations, filings, permits, consents, approvals, notices, breaches or conflicts which could not have a material adverse effect on the ability of FD to consummate the transactions contemplated hereby or to perform its obligations hereunder.

     4.3     Purchase for Investment.  The FD Shareholders will acquire the
             -----------------------
Shares for their own account for investment purposes only and not with a view toward any resale or distribution thereof; provided, however, that the disposition of the Shares by the FD Shareholders shall at all times remain within their sole control.

     4.4     Brokers' or Finders' Fees.  No agent, broker, person or firm acting
             -------------------------
on behalf of FD or the FD Shareholders is, or will be, entitled to any commission or brokers or finders fees from any of the parties hereto, or from any Affiliate of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

     4.5     Financial Statements and No Material Changes.
             --------------------------------------------

          (a) True and correct copies of FD's audited financial statements, including the balance sheets of FD as December 31, 1999, and December 31, 2000, and the related consolidated statements of income, and cash flows for the year and the quarter-annual periods then ended, along with up-to-date unaudited financial information (collectively the "FD Financial Statements") have been provided to MCGI and its counsel. Such FD Financial Statements, including the footnotes thereto, except as indicated therein, have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated.

          (b) The FD Financial Statements fairly present, in all material respects, the financial condition of FD (and its subsidiaries) at the dates thereof and, except as indicated therein, reflects all claims against and all debts and liabilities of FD (and its subsidiaries), fixed or contingent, as at the date thereof and the related statements of income, and cash flows fairly present, the results of the operations of FD (and its subsidiaries) and the changes in their financial position for the period indicated.

          (c) Since the date of the most recently filed balance sheet (the "FD Balance Sheet Date") there has been (x) no material adverse change in the Condition, of FD or its Subsidiaries and (y) no change in the Condition of FD or its subsidiaries except in the ordinary course of business; and, to the best knowledge of Significant Shareholder, no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

     4.6     Books and Records.  The respective minute books of FD (and its
             -----------------
subsidiaries), as previously made available to MCGI and its representatives, contain accurate records of all meetings of, and corporate action taken by (including action taken by written consent) the respective shareholders and Boards of Directors of FD.

     4.7     Owned Real Property; Leases.  The FD Financial Statements reflect
             ---------------------------
an accurate and complete list of all company owned and leased real estate, together with any other material leases of personal property (including those of the subsidiaries). Each lease as described therein is in full force and effect; all rents and additional rents due to date on each such lease have been paid; subject to applicable adjustments for taxes and insurances, in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act (including the transfer and issuance of the Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease. FD has not violated any of the terms or conditions under any such lease in any material respect.

     4.8     Litigation.  There is no action, suit, proceeding at law or in
             ----------
equity, arbitration or administrative or other proceeding by or before any governmental or other instrumentality or agency, pending, threatened, against or affecting FD, or any of their properties or rights which would in any way adversely affect the right or ability of FD (or any of its subsidiaries) to carry on business, or to own any assets, or which would materially adversely affect the Condition of FD and neither the principals nor FD know of any valid basis for any such action, proceeding or investigation. FD is not subject to any judgment, order or decree entered in any lawsuit or proceeding which would have a material adverse effect on the Condition of FD.

     4.9     Taxes.
              -----

          (a)     Tax Returns.  FD has timely filed or caused to be timely filed
                  -----------
with the appropriate taxing authorities all returns, statements, forms and reports for Taxes ("Returns") that are required to be filed by, or with respect
to FD on or prior to the Closing Date.   Such Returns have accurately reflected
and will accurately reflect all liabilities for Taxes of FD and of each of FD for the periods covered thereby.

          (b)     Payment of Taxes.  All Taxes and Tax liabilities of FD and any
                  ----------------
of its subsidiaries for all taxable years or periods that end on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date ("Pre-Closing Period") have been timely paid or accrued and adequately disclosed and fully provided for on the books and records of FD and the Subsidiaries.

          (c) All Taxes which any of FD or any of FD subsidiaries is (or was) required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

     4.10     Insurance.  Set forth on Schedule 4.10 attached hereto is a
              ---------                -------------
complete list of insurance policies which F.D. (and its subsidiaries) maintain with respect to their businesses, properties or employees. Such policies are in full force and effect and are free from any right of termination on the part of the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate to insure fully against risks to which F.D., its subsidiaries and their property and assets are normally exposed in the operation of their respective businesses.

     4.11     Subsidiaries.  FD has no subsidiaries or affiliated companies and
              ------------
does not otherwise own any shares of stock or any interest in, or control directly or indirectly, any other corporation, partnership association, joint venture or business entity, except for Floor Decor, LLC which has no assets and no liabilities and conducts no business activities.

     4.12     Restrictions in Business Activities.  There is no agreement
              -----------------------------------
(assuming the parties thereto other than FD performed their respective obligations thereunder as required), judgment, injunction, order or decree binding upon the Company which has or could reasonably be expected to have the effect of materially prohibiting or materially impairing any business practice of the Company as currently conducted or as currently proposed to be conducted.

     4.13     Compliance with Laws.  To the best knowledge of the FD
              --------------------
shareholders, FD has complied in all material respects with, is not in violation in any material respect of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation or its business, assets or properties.

     4.14     Binding Agreements: No Default.  Each of the contracts, agreements
              ------------------------------
and other instruments shown on the Exhibits and Schedules referred to in this Agreement to which FD is a party is a legal binding, and enforceable obligation by or against FD (assuming that such contracts, agreements and instruments are binding on all other parties thereto), FD has no knowledge that they are not in accordance with its terms, and no party with whom FD has an agreement or contract is, to FD's best knowledge, in default thereunder or has breached any material terms or provisions thereof (subject to all applicable bankruptcy, insolvency, reorganization and other laws applicable to creditors rights ad remedies and to the exercise of judicial discretion in accordance with general principles of equity).

                                    ARTICLE V
                                SPECIAL PROVISIONS
                                ------------------

     5.1     Securities Law Matters.  The FD Shareholders are acquiring the
             ----------------------
shares of MCGI for their account, and not with a view to any sale, distribution or disposition in violation of any federal or state securities laws. They have been given the opportunity to obtain any information or documents, and to ask questions and receive answers about such documents which they deem necessary to evaluate the merits and risks related to an investment in MCGI and they understand and has taken cognizance of all risk factors related to such transactions. The FD Shareholders acknowledge that the Shares will be characterized as "restricted securities" under the federal securities laws since as they are being acquired directly in a transaction not involving a public offering and that all certificates and instruments evidencing the Shares will bear a restrictive legend substantially similar to the following:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE
          AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATIONS IS APPLICABLE.

                                 ARTICLE VI
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION
                  --------------------------------------------

     6. The representation and the warranties of the Significant Shareholder and MCGI, on the one hand, and the FD Shareholders, on the other hand, contained in this Agreement or in any Schedule attached hereto shall survive the closing for a period of one year after the closing.


     6.1     Indemnification.
             ---------------

          (a) The Significant Shareholder and MCGI agree, jointly and severally, to indemnify and hold FD and its Affiliates and their respective officers, directors, employees, agents and Affiliates and their respective successors and assigns (each a "Purchaser Indemnified Party") harmless from damages, losses, liabilities, obligations, claims of any kind, interest or expenses (including, without limitation, reasonable attorneys fees and expenses) ("Loss") suffered or paid, directly or indirectly, as a result of, in connection with or arising out of (i) the failure of any representation or warranty made by each of the Significant Shareholder and MCGI, in this Agreement or in any Schedule attached hereto to be true and correct in all respects as of the date of this Agreement and as of the Closing Date (without giving effect to any materiality, material adverse effect or similar qualification), or (ii) any breach or alleged breach by any of the Significant Shareholder, of any of their covenants or agreements contained herein.

          (b) FD agrees to indemnify, defend and hold MCGI and its officers and directors, (each a "Stockholder Indemnitee") harmless from Losses, suffered or paid, directly or indirectly, as a result of, in connection with or arising out of (i) the failure of any representation or warranty made by FD in this Agreement to be true and correct in all respects as of the date of this Agreement and (ii) any breach or alleged breach by FD of any of the covenants or agreement contained herein.

          (c) The obligations to indemnify and hold harmless pursuant to this Section 6.1 shall survive the consummation of the transactions contemplated by this Agreement.

     6.2     Third Party Claims.  If a claim by a third party is made any Person
             ------------------
entitled to indemnification pursuant to the Section above (an "Indemnified Party"), and if such party intends to seek indemnity with respect thereto, such Indemnified Party shall promptly notify the party obligated to indemnify such Indemnified Party (the "Indemnifying Party") of such claims; provided, that the failure to so notify shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the Indemnifying Party is actually and materially prejudiced thereby. The Indemnifying Party shall have thirty days
(30) after receipt of such notice to assume the conduct and control, through counsel reasonably acceptable to the Indemnified Party at the expense of the Indemnifying Party, of the settlement or defense thereof; provided that (i)
                                                          --------
the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by such Indemnified Party, provided that the fees and expenses of such counsel shall be borne by such Indemnified Party and (ii) the Indemnifying Party shall promptly assume and hold such Indemnified Party harmless from and against the full amount of any Loss resulting therefrom. So long as the Indemnifying Party is reasonably contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim, provided that in such event it shall waive any right to indemnity therefor by the Indemnifying Party for such claim unless the Indemnifying Party shall have consented to such payment or settlement. If the Indemnifying Party does not notify the Indemnified Party within 30 days after the receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The Indemnifying Party shall not, except with the consent of the Indemnified Party, enter into any settlement that does not include as an unconditional term thereof the giving by the Person or Persons asserting such claim to all Indemnified Parties of an unconditional release from all liability with respect to such claim or consent to entry of any judgment.

                                     ARTICLE VII
                                     ARBITRATION
                                     -----------

     7.1     Nature of the Dispute.  Any dispute arising out of or relating
             ---------------------
to this Agreement, including without limitation, the interpretation of any provision of this Agreement or the breach, termination or invalidity of this Agreement (a "Dispute") shall be settled exclusively and finally by arbitration. It is specifically understood and agreed that any Dispute may be submitted to arbitration irrespective of the magnitude thereof, the amount in controversy or whether such Dispute would otherwise be considered justifiable or ripe for resolution by a court.

     7.2     Rules of Arbitration.  The Arbitration shall be conducted in
             --------------------
accordance with the Rules of Arbitration of the American Arbitration Association ("AAA") as in effect on the date of this Agreement (the "AAA Rules"), except to the extent that the AAA Rules conflict with the provisions of this Section 7.2, in which event the provisions of this Section 7.2 shall control.

     7.3     Arbitration Procedure.  The arbitral tribunal shall consist of
             ---------------------
three (3) arbitrators. The parties agree that the choice of arbitrators shall be as follows: (i) if there are only two sides to a Dispute, one arbitrator shall be appointed by each side and the third shall be selected by the two party -appointed arbitrators or, failing agreement, by the AAA, in accordance with the AAA Rules, or (ii) if there are more than two sides to a Dispute, then the three arbitrators shall be appointed by the parties to the Dispute in accordance with the AAA Rules established for the appointment of a sole arbitrator. If the parties are not able to agree on all three arbitrators then the AAA shall appoint the remaining one, two or three arbitrators.

     7.4     Location; Language.  The arbitration shall be conducted in English
             ------------------
in Fort Lauderdale, Florida, or such other place in the United States of America as mutually agreed by the parties to the arbitration proceeding.

     7.5     Binding Decision and Award.  Any decision or award of the arbitral
             --------------------------
tribunal shall be final and binding upon the parties to the arbitration proceeding. The parties hereby waive to the extent permitted by law any rights to appeal or to review of such award by any court or tribunal. The parties agree that the arbitral award may be enforced against the parties to the arbitration proceeding or their assets wherever they may be found and that a judgment upon the arbitral, and that the arbitrator(s) may award attorneys fees and costs to the prevailing party.


                                    ARTICLE VIII
                                    MISCELLANEOUS
                                    -------------

     8.1     Expenses.  The parties hereto shall pay all of their own expenses
             --------
relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

     8.2     Governing Law.  The interpretation and construction of this
             -------------
Agreement, and all matters relating hereto, shall be governed by the laws of the State of Florida applicable to agreements executed and to be performed solely within such State, except as to matters of corporate governance of MCGI which shall be governed under applicable corporate laws of Delaware.

     8.3     Publicity.  Except as otherwise required by law, none of the
             ---------
parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of FD on the one hand and MCGI on the other hand, to the contents and the manner of presentation and publication thereof.

     8.4     Notices.  Any notice or other communication required or permitted
             -------
under this Agreement shall be sufficiently given if delivered in person or sent by telecopy with confirmation, and by registered or certified mail, postage prepaid, addressed as follows:

     If to the Company or Significant Shareholder:

             Robert Cassandro, Esq.
             As agent for MCGI, MF Subsidiary and/or Landers
             Abelow and Cassandro, LLP
             410 Jericho Turnpike
             Jericho, New York 11253
             Telephone No.: 516-932-0068
             Telecopier No.: 516-932-0072

     with copies to:

             Abelow & Cassandro
             Attn: Robert Cassandro, Esq.
             410 Jericho Turnpike, Suite 303
             Jericho, New York 11253
             Telephone No.: 516-932-0068
             Telecopier No.: 516-932-0072

     If to the Buyers

             Floor Decor, Inc.
             6001 Powerline Road
             Ft. Lauderdale, Florida 33309
             Attn: A.J. Nassar
             Telephone No. 954-351-9833
             Telecopier No. 954-351-9947

     with a copy to:

             Fieldstone Lester Shear & Denberg
             Attention: Ronald R. Fieldstone, Esq.
             201 Alhambra Circle, Suite 601
             Coral Gables, Florida 33134
             Telephone No: (305) 357-1001
             Telecopier No. (305) 357-1002

     8.5     Parties in Interest.  This Agreement may not be transferred,
             -------------------
assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     8.6     Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, all of which taken together shall constitute one instrument.

     8.7     Entire Agreement.  This Agreement, including the other documents
             ----------------
referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     8.8     Amendments.  This Agreement may not be changed orally, but only by
             ----------
an agreement in writing signed by each party hereto.

     8.9     Severability.  In case any provision in this Agreement shall be
             ------------
held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     8.10    Third Party Beneficiaries.  Third Party Beneficiaries.  Each party
             -------------------------
hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

     8.11    Facsimile Signatures.  This Agreement may be executed by facsimile
             --------------------
signatures which shall have the same force and effect as if an original signature.

     IN WITNESS WHEREOF, each of FD, the Significant Shareholder and MCGI has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, and each of the Significant Shareholder have signed this Agreement, all as of the day and year first above written.

                                                     MEDIA COMMUNICATIONS GROUP,
                                                     INC.


                                                     By: /s/ Jonathan Landers
                                                        ------------------------
                                                           Jonathan Landers
                                                     ---------------------------
                                                     [Name]

                                                     President
                                                     ---------------------------
                                                     [Title]


                                                     SIGNIFICANT SHAREHOLDER:


                                                     By: /s/ Jonathan Landers
                                                        ------------------------
                                                           Jonathan Landers


                                                     MEDIA FLOORING, INC.:


                                                     By: /s/ Jonathan Landers
                                                        ------------------------
                                                           Jonathan Landers
                                                     ---------------------------
                                                     [Name]

                                                     President
                                                     ---------------------------
                                                     [Title]

                                                     FLOOR DECOR, INC


                                                     By: /s/ A.J. Nassar
                                                        ------------------------
                                                          A.J. Nassar
                                                     ---------------------------
                                                     [Name]

                                                     President
                                                     ---------------------------
                                                     [Title]

                                      SCHEDULE A
                                      ----------

                          FLOOR DECOR SHAREHOLDERS ALLOCATION
                                    OF MCGI SHARES
                                    --------------


Name                       Social Security No.          Number of Shares of MCGI
----                       -------------------          ------------------------

Michael A. Cobosco              XXX-XX-XXXX                            5,000

Victoria L. Cobosco             XXX-XX-XXXX                            5,000

Paul Renn                       XXX-XX-XXXX                           25,000

Dave Vella                      XXX-XX-XXXX                           25,000

Joe Jillson                     XXX-XX-XXXX                           50,000

Lewis Alday                     XXX-XX-XXXX                           50,000

Mike Nixon                      XXX-XX-XXXX                           50,000

Michelle Pesonen                XXX-XX-XXXX                          140,000

Matthew G. Sailor               XXX-XX-XXXX                          150,000

Jim Hathaway                    XXX-XX-XXXX                          750,000

Alvin Nassar                    XXX-XX-XXXX                        1,000,000

Edward Kinney                   XXX-XX-XXXX                        3,824,000

A.J. Nassar Family, L.P.        XX-XXXXXXX                         5,915,000

A.J. Nassar                     XXX-XX-XXXX                        9,500,000

Michael McConvery               XXX-XX-XXXX                           60,000

H. Frank Lahage                 XXX-XX-XXXX                           25,000

William D. Bayne                XXX-XX-XXXX                           30,000

Mary L. Denitto                 XXX-XX-XXXX                           10,000

Diane E. Fabrizio               XXX-XX-XXXX                           10,000

Tara Galluzzo                   XXX-XX-XXXX                           10,000

Matthew G. Sailor               XXX-XX-XXXX                additional 25,000

Kyle J. Stabile                 XXX-XX-XXXX                           90,000

John Van Wezel                  XXX-XX-XXXX                           40,000

Stella Ghitis                   XXX-XX-XXXX                            1,000

Amanda L. Hitchings             XXX-XX-XXXX                           25,000

Name                       Social Security No.          Number of Shares of MCGI
----                       -------------------          ------------------------

Keith Hostetler                 XXX-XX-XXXX                              -0-

Olivia Nassar                   XXX-XX-XXXX                           60,000

William Peterson                XXX-XX-XXXX                            5,000

Charles J. Plus                 XXX-XX-XXXX                           20,000
                                                        ------------------------

TOTAL                                                             21,900,000

                                 SCHEDULE 3.4(B)(1)
                                 ------------------


                    CURRENT DIRECTORS AND OFFICERS (PRE-CLOSING)
                    --------------------------------------------



Jonathan Landers                                 Sole Officer and Sole Director

                                 SCHEDULE 3.4(B)(2)
                                 ------------------

                      NEW DIRECTORS AND OFFICERS (POST-CLOSING)
                      -----------------------------------------


       Directors:                                            Officers:
       ---------                                             ---------

1.     A. J. Nassar                                Chairman, CEO, Vice President
                                                        Secretary, Treasurer

2.     Ed P. Kenny                                           President

3.     H. Frank Lahage

4.     Michael McConvery                                        CFO

5.     Matthew G. Sailor                               Vice President of Sales

6.     David Vella

7.     Paul Renn

                                  SCHEDULE 3.16
                                  -------------


                            LIST OF INSURANCE COVERAGES
                            ---------------------------


     None.

                                  SCHEDULE 4.5
                                  ------------


                       F.D. AUDITED FINANCIAL STATEMENTS
                       ---------------------------------



     Previously Delivered to counsel for MCGI

                                  SCHEDULE 4.10
                                  -------------

                        LIST OF F.D. INSURANCE COVERAGES
                        --------------------------------



Available at FD offices.